As filed with the Securities and Exchange Commission on December 30, 1998

                                                      Registration No. 33-45758
                                        Investment Company Act File No. 811-6566

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     Under

                           THE SECURITIES ACT OF 1933                 [X]

                          Pre-Effective Amendment No.                 [ ]
                        Post-Effective Amendment No. 10               [X]

                                    and/or

                            REGISTRATION STATEMENT
                                     Under
                       THE INVESTMENT COMPANY ACT OF 1940             [X]

                                Amendment No. 11                      [X]

                       (Check appropriate box or boxes.)

                                 -------------

                   Phoenix Multi-Sector Short Term Bond Fund
              (Exact Name of Registrant as Specified in Charter)

                                 -------------

       101 Munson Street, Greenfield, Massachusetts                01301
     (Address of Principal Executive Offices)                   (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
              (Registrant's Telephone Number including Area Code)

                                -------------

                              Thomas N. Steenburg
                     Vice President, Counsel and Secretary
                       Phoenix Investment Partners, Ltd.
                              56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)


                                -------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[ ] on               pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                  Cross Reference Sheet Pursuant to Rule 404


                                    PART A




                    Item Number Form N-1A, Part A                        Prospectus Caption
----------------------------------------------------------------------   -----------------------------------------------------
  1.     Front and Back Cover Pages ..................................   Cover Page, Back Cover Page
  2.     Risk/Return Summary: Investments, Risk Performance ..........   Investment Risk and Return Summary
  3.     Risk Return Summary: Fee Table ..............................   Fund Expenses
  4.     Investment Objectives, Principal Investment Strategies          Investment Risk and Return Summary; Investment
         and Related Risks ...........................................   Strategies; Risks Related to Investment Strategies
  5.     Management's Discussion of Fund Performance .................   Performance Tables
  6.     Management, Organization, and Capital Structure .............   Management of the Fund
  7.     Shareholder Information .....................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                         How to Buy Shares; How to Sell Shares; Things to
                                                                         Know When Selling Shares; Account Policies; Investor
                                                                         Services; Tax Status
  8.     Distribution Arrangements ...................................   Sales Charges
  9.     Financial Highlight Information .............................   Financial Highlights



                                    PART B



                    Item Number Form N-1A, Part B                        Statement of Additional Information Caption
----------------------------------------------------------------------   -------------------------------------------------------
10.     Cover Page and Table of Contents .............................   Cover Page, Table of Contents
11.     Fund History .................................................   The Fund
12.     Description of the Fund and Its Investment Risks .............   Investment Objectives and Policies; Investment
                                                                         Restrictions
13.     Management of the Fund .......................................   Management of the Fund
14.     Control Persons and Principal Holders of Securities ..........   Management of the Fund
15.     Investment Advisory and Other Services .......................   Services of the Adviser, The Distributor; Distribution
                                                                         Plans; Other Information
16.     Brokerage Allocation and Other Practices .....................   Portfolio Transactions and Brokerage
17.     Capital Stock and Other Securities ...........................   Other Information
18.     Purchase, Redemption, and Pricing of Shares ..................   Net Asset Value; How to Buy Shares; Investor Account
                                                                         Services; Redemption of Shares; Tax Sheltered
                                                                         Retirement Plans
19.     Taxation of the Fund .........................................   Dividends, Distributions and Taxes
20.     Underwriters .................................................   The Distributor
21.     Calculation of Performance Data ..............................   Performance Information
22.     Financial Statements .........................................   Financial Statements

                                 [FRONT COVER]

                  Phoenix Multi-Sector Fixed Income Fund, Inc.

                   Phoenix Multi-Sector Short Term Bond Fund

 [arrow] Phoenix
         Multi-Sector
         Fixed Income
         Fund, Inc.

 [arrow] Phoenix
         Multi-Sector
         Short Term
         Bond Fund

         Table of Contents
----------------------------------------


  Phoenix Multi-Sector Fixed Income Fund, Inc.
   Investment Risk and Return Summary .............   page 1
   Fund Expenses ..................................   page 4
   Investment Strategies ..........................   page 5
   Risks Related to Investment Strategies .........   page 7
  Phoenix Multi-Sector Short Term Bond Fund
   Investment Risk and Return Summary .............  page 11
   Fund Expenses ..................................  page 14
   Investment Strategies ..........................  page 15
   Risks Related to Investment Strategies .........  page 17
  Management of the Funds .........................  page 21
  Pricing of Fund Shares ..........................  page 22
  Sales Charges ...................................  page 23
  Your Account ....................................  page 26
  How to Buy Shares ...............................  page 28
  How to Sell Shares ..............................  page 28
  Things You Should Know When
   Selling Shares .................................  page 29
   Account Policies ...............................  page 30
   Investor Services ..............................  page 32
   Tax Status of Distributions ....................  page 32
   Financial Highlights ...........................  page 33
   Additional Information .........................  page 39

               Phoenix Multi-Sector Fixed Income Fund, Inc.
               Investment Risk and Return Summary

-------------------------------------------------------

               Investment Objective

               Phoenix Multi-Sector Fixed Income Fund has a primary objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


                  [arrow] The fund uses a "sector rotation" approach to select investments.


                  [arrow] The fund will invest at least 65% of its total assets in the following sectors of fixed income securities:

                          o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities including CMOs, REMICs and other pass-through securities;

                          o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

                          o Investment grade securities with long or short term maturities; and

                          o High yield, high risk fixed income securities of U.S. issuers (so called "junk bonds").



                  [arrow] The fund may invest up to 50% of its assets in "junk bonds".


                  [arrow] The fund may invest any amount of its assets in any other sector.

                  [arrow] The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis.

                  [arrow] The fund may invest up to 15% of its assets in a
                          combination of zero coupon, step coupon and payable in kind ("PIK") bonds.



               Principal Risks

               If you invest in this fund you risk that you may lose your investment.

               The adviser intends to select investments within the sectors that it believes will provide high returns while preserving capital. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution maybe less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The fund may invest up to 50% of its assets in high risk, high yield securities (so called "junk bonds"). High risk high yield securities present a greater risk that the issuer will not be able to



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 1
               make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage backed type securities may also be subject to prepayment risk.

               Unrated securities may not have as broad a market as rated securities and it can be more difficult to assess their risk as compared to rated securities.

               The fund may invest in issuers in foreign countries including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector.

               The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities.

               To manage the funds dollar weighted average, the adviser may sell certain holdings and reinvestment the proceeds in securities of different maturities. This may cause the fund's portfolio turnover rate to be higher than if the fund had held its holdings until maturity. Frequent and active trading may increase transaction costs for the fund and may increase capital gain distributions, resulting in greater tax liability to you.

               Securities purchased on a when-issued or delayed delivery basis risk that the value of the security on settlement date may be more or less than the price paid. If it is less, the value of your shares may decline.



2 Phoenix Multi-Sector Fixed Income Fund, Inc.

               The fund may invest in zero coupon, step coupon and PIK bonds. The market prices of these securities generally are more volatile than the market prices of securities that pay interest at regular intervals. The fund may still have to distribute, on a current basis, interest earned on these securities but not yet paid to the fund. The fund may have to distribute cash obtained from other sources in order to satisfy its distribution requirements.



               Performance Tables


               The bar chart below provides an indication of the risks of investing in the Phoenix Multi-Sector Fixed Income Fund, Inc. by showing changes in the fund's Class A Shares performance from year to year over the life of the fund.(1). The table below shows how the fund's average annual returns for one and five years and life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.




Multi-Sector Fixed Income Fund

[REPRESENTATION OF BAR CHART]


                                              Calendar Year
                  ----------------------------------------------------------------------
                   1990   1991     1992    1993    1994     1995     1996    1997    1998
Annual Return (%)  5.29   28.25    12.06   15.56   -6.71    19.81    13.55   8.99



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 9.95% (quarter ending June 30, 1995) and the lowest return for a quarter was (11.70)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was __%.





  Average Annual Total Returns                                        Life of
  (for the periods ending 12/31/98)(1)      One Year    Five Years   the fund(2)
------------------------------------------- ---------   -----------  ------------
  Class A Shares                                %            %             %
  Class B Shares                                %           N/A            %
  Class C Shares(3)                             %           N/A            %
  Lehman Brothers Aggregate Bond Index(3)       %            %            N/A



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.

(2) Class A Shares since December 15, 1989, Class B Shares since January 3, 1992, and Class C Shares since October 14, 1997.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes. The index's performance does not include sales charges.



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 3

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                          Class A     Class B          Class C
                                                                           Shares      Shares          Shares
                                                                          -------     --------         --------
    Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (load) Imposed on Purchases (as a
       percentage of offering price)                                        4.75%        None           None

      Maximum Deferred Sales Charge (load) (as a percentage of the lesser   None         5%(a)      1% during the
       of the value redeemed or the amount invested)                                                  first year

      Maximum Sales Charge (load) Imposed on Reinvested Dividends           None         None           None

      Redemption Fee                                                        None         None           None

      Exchange Fee                                                          None         None           None
                                                                          -------------------------------------

                                                                           Class A    Class B          Class C
                                                                           Shares      Shares          Shares
                                                                          -------     --------         --------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
      Management Fees                                                      0.55%         0.55%          0.55%
      Distribution and Service (12b-1) Fees(b)                             0.25%         1.00%          1.00%
      Other Expenses                                                       0.28%         0.28%          0.28%
                                                                          -------     --------         --------
    Total Annual Fund Operating Expenses                                   1.08%         1.83%          1.83%
                                                                          =======     ========         ========


              ----------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


   Example

   This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  Class     1 year   3 years   5 years   10 years
----------- -------- --------- --------- ---------
  Class A   $580     $802      $1,042    $1,730
  Class B   $586     $776      $  990    $1,951
  Class C   $286     $576      $  990    $2,148


4 Phoenix Multi-Sector Fixed Income Fund, Inc.

You would pay the following expenses if you did not redeem your shares:


  Class     1 year   3 years   5 years   10 years
----------- -------- --------- --------- ---------
  Class A   $580     $802      $1,042    $1,730
  Class B   $186     $576      $  990    $1,951
  Class C   $186     $576      $  990    $2,148


               Investment Strategies
--------------------------------------

               Investment Objective

               The fund has an investment objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               The fund uses a "sector rotation" approach to selecting investments. The adviser will diversify investments among several categories or "sectors" of fixed income securities. While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.

               At least 65% of the fund's total assets will be invested in one or more of the following four sectors of fixed income securities:


                  o U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Securities in this sector include U.S. Treasury obligations, securities issued by the Government National Mortgage Association
                    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Corporation (FNMA) and Student Loan Marketing Association (SLMA), as well as CMOs, REMICs and other securities collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

                  o Foreign Securities. Debt securities issued by foreign
                    issuers, including foreign governments and their political subdivisions and issuers and non-government issuers considered creditworthy by the adviser. Issuers may be in developed countries as well as emerging market countries. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria, inflation level and trends, growth rate forecasts and technical and political data.



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 5

                  o Investment Grade Securities. Securities of U.S. issuers of all types of long or short term debt obligations including bonds, debentures, municipal bonds, equipment lease and trust certificates, asset-backed securities, pass through securities, REMICs and CMOs, sales contracts and commercial paper.

                  o High Yield-High Risk Securities ("Junk Bonds"). Securities
                    of U.S. issuers of preferred and preference stock and debt obligations including convertible securities which are in the lower rating categories, or if unrated of comparable, limited quality. The adviser uses its own investment and credit analysis and the ratings assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) to determine whether to buy securities of this type. The high yields on these securities often reflect the greater risks associated with investing in these type of securities. The fund may invest up to 50% of its assets in junk bonds.

               The fund generally will be invested in each of the four market sectors. However, the fund may invest any amount of its assets in any one sector except the fund will not invest more than 50% of its assets in high yield, high risk securities. The fund may not choose to invest in a sector in order to achieve its objective. The adviser believes that the fund's net asset value is likely to be more stable following this investment strategy than that of a fund which invests in only one of these sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility.

               The dollar weighted average maturity of securities in the sectors may vary significantly from time to time based on such factors as the adviser's expectations as to future changes in interest or exchange rates, the maturity schedules and possible prepayment of bonds held by the fund, and characteristics and maturities of securities available for purchase by the fund at certain times in the future. The adviser may seek to adjust the fund's dollar weighted average through the sale of portfolio holdings and reinvestment of sale proceeds in securities of different maturities.

               The fund may invest up to 25% of its net assets in securities purchased on a when issued or delayed delivery basis. The price of these securities is fixed at the time of commitment but settlement occurs after the customary settlement period for the particular security.

               The fund may invest in any combination of zero coupon bonds, step coupon bonds and PIK bonds, provided that the total of all securities of these types held by the fund is not more than 15% of fund assets.

               Temporary Defensive Strategy. During periods of rising interest rates, unstable pricing and currency exchange or in response to extreme market fluctuations, the adviser, at its discretion, may invest part or all of the fund's assets in cash or cash equivalents. When this happens, the fund may not achieve its investment objective.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



6 Phoenix Multi-Sector Fixed Income Fund, Inc.

               Risks Related to Investment Strategies
-------------------------------------------------------

               General

               The fund's focus is to maximize current income. The adviser intends to adjust the proportion of fund assets invested in the various sectors and to select investments that provide returns that are higher than prevailing returns on most fixed income securities while preserving capital. If the adviser misjudges the return potential of one sector relative to another the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

               High Yield-High Risk Securities

               The fund may invest a relatively high proportion of fund assets, up to 50%, in securities that will ordinarily be in the lower rating categories of NSROs or be of comparable, limited quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time.

               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality then rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 7

               Pass-through Securities

               It is difficult to predict cash flows from pass-through securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

               Foreign Investing

               The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates, and these forces are in turn affected by a range of



8 Phoenix Multi-Sector Fixed Income Fund, Inc.

               economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

                  o Known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o Competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o Currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o Potential tax consequences.

               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitations in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

               Single Sector Investing

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Securities of companies in other sectors may provide greater investment return in certain market conditions as compared to securities in this sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector or as compared to other funds.



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 9

               Long-Term Maturities

               Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter term maturities because the change will effect the security for a longer period of time.

               When-Issued and Delayed-Delivery Securities

               Securities purchased on a when-issued or delayed-delivery basis are subject to the risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the value on settlement day is less, the value of your shares may decline.

               Zero Coupon, Step Coupon and PIK Bonds

               The market prices of zero coupon, step coupon, and PIK bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Because the fund will not receive cash payments earned on these securities on a current basis, the fund may have to distribute cash obtained from other sources in order to satisfy distribution requirements. This may require that certain securities be sold to supply cash for distributions at a time that is less favorable then if the fund were not required to sell such securities, and such sales may adversely affect the dollar weighted average of the fund and the fund's turnover rate.

               Turnover Rate

               Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



10 Phoenix Multi-Sector Fixed Income Fund, Inc.

               Phoenix Multi-Sector Short Term Bond Fund
               Investment Risk and Return Summary
-------------------------------------------------------


               Investment Objective

               Phoenix Multi-Sector Short Term Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

                  [arrow] The fund uses a "sector rotation" approach to
                          selecting investments. The adviser focuses on identifying undervalued sectors to take advantage of market inefficiencies.

                  [arrow] The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short term fixed income securities that are in one of the following three market sectors:

                          o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities including CMOs, REMICs and other pass-through securities;

                          o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions ; and

                          o  High yield and investment grade securities.



                  [arrow] Under normal circumstances, the fund will invest at least 65% of its assets in investment grade securities which are rated BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality.

                  [arrow] The fund may invest up to 35% of its assets in foreign debt securities of issuers in both developed and emerging market countries.

                  [arrow] The fund may invest any amount of its assets in any other sector.

                  [arrow] The fund may invest up to 35% of its assets in high yield-high risk securities (so called "junk bonds") of domestic issuers, including preferred and preference stock and debt obligations.

                  [arrow] The fund may invest up to 35% of its assets in
                          non-short term securities of differing maturities.

                  [arrow] The fund may invest up to 35% of its assets in
                          preferred stocks.

                  [arrow] The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis.


                                    Phoenix Multi-Sector Short Term Bond Fund 11

                  [arrow] The fund's portfolio turnover rate will not be a
                          limiting factor when the adviser deems it desirable to sell or purchase securities.

               Principal Risks

               If you invest in this fund you risk that you may lose your investment.

               The adviser intends to select investments within the sectors that it believes will provide high returns while preserving capital. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution maybe less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The fund may invest up to 35% of its assets in high risk, high yield securities (so called "junk bonds"). High risk, high yield securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may invest in issuers in foreign countries including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage backed type securities may also be subject to prepayment risk.

               Although the fund intends to invest in all three market sectors, it may invest all of its assets in only one market sector. Conditions which negatively affect this one sector will have a greater impact on the fund's net asset value per share as compared to when the fund invests in more than one sector.

               Securities purchased on a when-issued or delayed delivery basis risk that the value of the security on settlement date may be more or less than the price paid. If it is less, the value of your shares may decline.

               The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities.



12 Phoenix Multi-Sector Short Term Bond Fund

               The fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities and it can be more difficult to assess their risk as compared to rated securities.

               The fund may experience a high portfolio turnover rate. Frequent and active trading may increase transaction costs for the fund and may increase capital gain distributions, which may result in greater tax liability to you.


               Performance Tables


               The bar chart below provides an indication of the risks of investing in the Phoenix Multi-Sector Short Term Bond Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund(1). The table below shows how the fund's average annual returns for one and five years and life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.




Multi-Sector Short Term Bond Fund

[REPRESENTATION OF BAR CHART]

                                    Calendar Year
                  -------------------------------------------------
Annual Return (%) 1993     1994     1995     1996     1997     1998
                  8.95     -1.86    13.64    11.30    9.49


              (1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 5.38% (quarter ending June 30, 1995) and the lowest return for a quarter was (5.50)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was __ %.



  Average Annual Total Returns                                        Life of
  (for the periods ending 12/31/98)(1)      One Year    Five Years   the fund(2)
------------------------------------------- ---------   -----------  ------------
  Class A Shares                                %             %             %
  Class B Shares                                %            N/A            %
  Class C Shares                                %            N/A            %
  Merrill Lynch Medium Quality Corporate
                                                %             %            N/A
  Short-Term Bond Index(3)



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.

(2) Class A Shares since July 6, 1992, Class B Shares since July 15, 1994, and Class C Shares since October 1, 1997.

(3) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged but commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. The index's performance does not reflect sales charges.



                                    Phoenix Multi-Sector Short Term Bond Fund 13

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               Class A       Class B         Class C
                                                                Shares         Shares         Shares
                                                               -------       --------        --------
    Shareholder Fees (fees paid directly from your
     investment)
      Maximum Sales Charge (load) Imposed on Purchases (as a
       percentage of offering price)                            2.25%          None           None
      Maximum Deferred Sales Charge (load) (as a percentage of  None           2%(b)          None
       the lesser of the value redeemed or the amount invested)
      Maximum Sales Charge (load) Imposed on Reinvested
      Dividends                                                 None           None           None
      Redemption Fee                                            None           None           None
      Exchange Fee                                              None           None           None
                                                               -------       --------        --------
                                                                Class A      Class B          Class C
                                                                Shares         Shares         Shares
                                                               -------       --------        --------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
      Management Fees                                            0.55%          0.55%          0.55%
      Distribution and Service (12b-1) Fees(c)                   0.25%          0.75%          0.50%
      Other Expenses                                             0.75%          0.75%          0.75%
                                                               -------       --------        --------
    Total Annual Fund Operating Expenses(a)                      1.55%          2.05%          1.80%
                                                               =======       ========        ========


----------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix Multi-Sector Short Term Bond Fund's operating expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.20% for each class of shares.



  Actual Total Annual Fund Operating Expenses
  after expense reimbursement are:               1.00%        1.50%        1.25%



(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

(c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


   Example

   This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


14 Phoenix Multi-Sector Short Term Bond Fund

  Class       1 year     3 years     5 years     10 years
-----------   --------   ---------   ---------   ---------
  Class A     $379       $704        $1,051      $2,029
  Class B     $358       $643        $1,103      $2,135
  Class C     $183       $566        $  975      $2,116


               You would pay the following expenses if you did not redeem your shares:





  Class       1 year     3 years     5 years     10 years
-----------   --------   ---------   ---------   ---------
  Class A     $379       $704        $1,051      $2,029
  Class B     $208       $643        $1,103      $2,135
  Class C     $183       $566        $  975      $2,116



               Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


               Investment Strategies
--------------------------------------

               Investment Objective

               The fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               The fund uses a "sector rotation" approach to selecting investments. The adviser will diversify investments among several categories or "sectors" of fixed income securities. While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.

               The fund will primarily invest in short term fixed income securities in the following three categories:


                  o U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Securities in this sector include U.S. Treasury obligations, securities issued by the Government National Mortgage



                                    Phoenix Multi-Sector Short Term Bond Fund 15

                    Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Corporation (FNMA) and Student Loan Marketing Association
                    (SLMA), CMOs, REMICs and other securities collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA.

                  o Foreign Securities. Debt securities issued by foreign
                    issuers, including foreign governments and their political subdivisions and issuers and non-government issuers considered creditworthy by the adviser. Issuers may be in developed countries as well as emerging market countries. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria, inflation level and trends, growth rate forecasts and technical and political data.

                  o High Yield and Investment Grade Securities. Securities of
                    U.S. issuers of all types of long or short term debt obligations including bonds, debentures, municipal bonds, equipment lease and trust certificates, asset-backed securities, pass-through securities, REMICs and CMOs, sales contracts and commercial paper.


               At least 65% of the fund's assets will be invested in investment grade securities which are rated BBB or above by S&P or D&P; or Baa or above by Moody's or unrated securities determined by the adviser to be of the same comparable, limited quality. The fund is not obligated to dispose of debt securities whose credit quality falls below investment grade.

               The fund generally will be invested in each of the three market sectors. However, the fund may invest any amount of its assets in any one sector except the fund will not invest more than 35% of its assets in foreign debt securities in both developed and emerging market countries. The fund may not choose to invest in a sector in order to achieve its objective. The adviser believes that the fund's net asset value is likely to be more stable following this investment strategy than that of a fund which invests in only one of these sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility.

               The fund may invest up to 35% of its assets in high yield-high risk securities (so called "junk bonds") of domestic issuers, including preferred and preference stock and debt obligations. High risk, high yield securities generally pay higher current income but may present a greater risk that the issuer will not be able to make principal and interest payments on time.

               The fund may invest up to 35% of its assets in each of the following categories:

                  o foreign debt securities of issuers in both developed and emerging market countries;

                  o securities with long term maturities; and

                  o preferred stocks.

               Preferred stocks are paid dividends before common stock dividends are paid and they have a set dividend payment rate.



16 Phoenix Multi-Sector Short Term Bond Fund

               The fund may invest up to 25% of its net assets in securities purchased on a when issued or delayed delivery basis. The price of these securities is fixed at the time of commitment but settlement occurs after the customary settlement period for the particular security.

               The fund's portfolio turnover rate will not be a limiting factor when the adviser deems it desirable to sell or purchase securities.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


               Risks Related to Investment Strategies
-------------------------------------------------------

               General

               The fund's focus is to provide high current income. The adviser intends to adjust the proportion of the fund's assets invested in the various sectors and to select investments that provide returns that are higher than prevailing returns on most fixed income securities while preserving capital. If the adviser misjudges the return potential of one sector relative to another the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

               High Yield-High Risk Securities

               The fund may invest in securities that will ordinarily be in the lower rating categories of NSROs or be non-rated securities that the adviser believes to be of comparable, limited quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time.



                                    Phoenix Multi-Sector Short Term Bond Fund 17

               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality then rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               Pass-through Securities

               It is difficult to predict cash flows from mortgage backed and asset backed securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow accurately. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

               Foreign Investing

               The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:

                  [arrow] differences in accounting, auditing and financial
                          reporting standards,

                  [arrow] generally higher commission rates on foreign portfolio transactions,

                  [arrow] differences and inefficiencies in transaction
                          settlement systems,

                  [arrow] the possibility of expropriation or confiscatory
                          taxation,

                  [arrow] adverse changes in investment or exchange control
                          regulations,

                  [arrow] political instability, and

                  [arrow] potential restrictions on the flow of international capital.

               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.


18 Phoenix Multi-Sector Short Term Bond Fund

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro". This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

                  o Known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o Competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o Currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o Potential tax consequences.

               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory system. Prior governmental



                                    Phoenix Multi-Sector Short Term Bond Fund 19
               approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

               Single Sector Investing

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Securities of companies in other sectors may provide greater investment return in certain market conditions as compared to securities in this sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector or as compared to other funds.

               Long-Term Maturities

               Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter term maturities because the change will effect the security for a longer period of time.

               When-Issued and Delayed-Delivery Securities

               Securities purchased on a when-issued or delayed-delivery basis risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the value on settlement day is less, the value of your shares may decline.

               Turnover Rate

               Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



20 Phoenix Multi-Sector Short Term Bond Fund

               Management of the Funds
-------------------------------------------

               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of
               December 31, 1998, Phoenix had $     billion in assets under
               management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.



                                        1st billion       $1+ billion through $2 billion        $2+ billion
-------------------------------------   ---------------   ---------------------------------     --------------
  Multi-Sector Fixed Income Fund        0.55%                         0.50%                         0.45%
  Multi-Sector Short Term Bond Fund     0.55%                         0.50%                         0.45%



Phoenix has voluntarily agreed to assume fund operating expenses of the Multi-Sector Short Term Bond Fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:



                                        Class A Shares       Class B Shares       Class C Shares
-------------------------------------   ------------------   ------------------   ------------------
  Multi-Sector Short Term Bond Fund     1.00%                1.50%                1.25%



               During the last fiscal year, the Multi-Sector Fixed Income Fund paid total management fees of $1,875,258; the Multi-Sector Short Term Bond Fund paid total management fees of $270,259. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.55% for the Multi-Sector Fixed Income Fund and 0.55% for the Multi-Sector Short Term Bond Fund. On June 1, 1998, National Securities & Research Corporation ("National") assigned its investment management agreement for each of the funds to Phoenix Investment Counsel, Inc. Phoenix and National are subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). Of the total management fees paid by the funds during the last fiscal year,
               National was paid $          and Phoenix was paid $        by
               the Multi-Sector Fixed Income Fund; National was paid $
               and Phoenix was paid $        by the Multi-Sector Short Term
               Bond Fund.



                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 21 Phoenix Multi-Sector Short Term Bond Fund

               Portfolio Management

               David L. Albrycht is portfolio manager of the funds, and as such, is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Albrycht co-managed the Multi-Sector Fixed Income Fund since March 1994, and assumed full management of that fund in April 1995. He has been portfolio manager of the Multi-Sector Short Term Bond Fund since August 1993.

               Mr. Albrycht has also been the portfolio manager of the Phoenix Strategic Income Fund of the Phoenix Multi-Portfolio Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Home Life Mutual Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.


               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


               Pricing of Fund Shares
---------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

                  o adding the values of all securities and other assets of the fund,

                  o subtracting liabilities, and

                  o dividing by the total number of outstanding shares of the fund.

22 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

               Sales Charges
------------------------------

               What are the classes and how do they differ?


               Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). Each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and



                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 23 Phoenix Multi-Sector Short Term Bond Fund
               for services provided to shareholders. The distribution and service fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


               Class A Shares. If you purchase Class A Shares of the Multi-Sector Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Multi-Sector Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Multi-Sector Fixed Income Fund within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Multi-Sector Short Term Bond Fund within the first 3 years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. These charges decline to 0% over a period of 5 years for the Multi-Sector Fixed Income Fund and a period of 3 years for the Multi-Sector Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00% for the Multi-Sector Fixed Income Fund and 0.75% for the Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares 8 years after purchase for the Multi-Sector Fixed Income Fund and 6 years after purchase for the Multi-Sector Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Multi-Sector Fixed Income Fund within the first year after they are purchased, you will pay a sales charge of 1%. You will not pay any sales charges on Class C Shares of the Multi-Sector Short Term Bond Fund when you sell them. See "Deferred



24 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00% for the Multi-Sector Fixed Income Fund and 0.50% for the Multi-Sector Short Term Bond Fund) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

               Sales Charge you may pay to purchase Class A Shares


                                            Sales Charge as
  Multi-Sector Fixed Income Fund            a percentage of
------------------------------------   -----------------------
  Amount of                                             Net
  Transaction                          Offering       Amount
  at Offering Price                      Price        Invested
------------------------------------   --------       --------
  Under $50,000                         4.75%          4.99%
  $50,000 but under $100,000            4.50           4.71
  $100,000 but under $250,000           3.50           3.63
  $250,000 but under $500,000           3.00           3.09
  $500,000 but under $1,000,000         2.00           2.04
  $1,000,000 or more                     None           None




                                               Sales Charge as
  Multi-Sector Short Term Bond Fund            a percentage of
---------------------------------------   -----------------------
  Transaction                             Offering       Amount
  at Offering Price                         Price        Invested
---------------------------------------   --------       --------
  Under $50,000                            2.25%          2.30%
  $50,000 but under $100,000               1.25           1.27
  $100,000 but under $500,000              1.00           1.01
  $500,000 but under $1,000,000            0.75           0.76
  $1,000,000 or more                        None           None


   Deferred Sales Charge Alternative--Class B and C Shares


   Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. Class C Shares of the Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize



                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 25 Phoenix Multi-Sector Short Term Bond Fund
               the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.



               Deferred Sales Charge you may pay to sell Class B Shares


               Multi-Sector Fixed Income Fund

                Year    1     2     3    4     5      6+
               ----------------------------------------------------------------
                CDSC    5%    4%    3%   2%    2%     0%


               Multi-Sector Short Term Bond Fund

                Year    1     2     3     4+
               ----------------------------------------------------------------
                CDSC    2%   1.5%   1%    0%


               Deferred Sales Charge you may pay to sell Class C Shares


               Multi-Sector Fixed Income Fund

                Year    1     2+
               ----------------------------------------------------------------
                CDSC    1%    0%



               You will not pay any deferred sales charge to sell Class C Shares of the Multi-Sector Short Term Bond Fund.


               Your Account
-----------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

               Step 1.

               Your first choice will be the initial amount you intend to invest.

               Minimum initial investments:

                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


26 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.

               Minimum additional investments:

                  o $25 for any account.

                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

               Step 2.


               Your second choice will be what class of shares to buy. The funds offer three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

                  o Receive both dividends and capital gain distributions in additional shares

                  o Receive dividends in cash and capital gain distributions in additional shares

                  o Receive both dividends and capital gain distributions in cash


               No interest will be paid on uncashed distribution checks.

                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 27 Phoenix Multi-Sector Short Term Bond Fund

               How To Buy Shares
------------------------------------


                                  To Open An Account
-------------------------------   ----------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.

  Through the mail                Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box
                                  8301, Boston, MA 02266-8301.

  By Federal Funds wire           Call us at 1-800-243-1574 (press 1, then 0).

  By Investo-Matic                Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to:
                                  State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.

  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).

               How to Sell Shares
-----------------------------------

               You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



28 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

                                  To Sell Shares
-------------------------------   ----------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.

  Through the mail                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301,
                                  Boston, MA 02266-8301. Be sure to include the registered
                                  owner's name, fund and account number, number of shares
                                  or dollar value you wish to sell.

  By telephone                    For sales up to $50,000, requests can be made by calling
                                  1-800-243-1574.

  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).

  By check                        If you selected the checkwriting feature, you may write
                                  checks for amounts of $500 or more. Checks may not be
                                  used to close an account.


               Things You Should Know When Selling Shares
---------------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


               Redemptions by Mail


                  [arrow] Send a clear letter of instructions if all of these apply:

                          o Your shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                          o  The proceeds do not exceed $50,000.

                          o The proceeds are payable to the registered owner at the address on record.



                  [arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 29 Phoenix Multi-Sector Short Term Bond Fund

                          o Your shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                          o  You are selling more than $50,000 worth of shares.

                          o The name or address on the account has changed within the last 60 days.


                          o You want the proceeds to go to a different name or address than on the account.


               If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at 1-800-243-1574.

               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

               Account Policies
--------------------------------

               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at 1-800-243-1574 for more information.


30 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.

                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone (1-800-243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.


                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

               Retirement Plans

               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 31 Phoenix Multi-Sector Short Term Bond Fund

               Investor Services
---------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.


               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

               Tax Status of Distributions
-------------------------------------------

               Distributions from net investment income will be declared daily and paid monthly. The fund will distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



32 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Financial Highlights
------------------------------------

               This table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

               Phoenix Multi-Sector Fixed Income Fund, Inc.


                                                                                 Class A
                                              -----------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                              -----------------------------------------------------------------------------
                                               1998              1997              1996           1995           1994
                                               ----              ----              ----           ----           ----
  Net asset value, beginning of period        $              $  13.27          $  12.56        $ 11.94         $ 14.13
  Income from investment operations:
    Net investment income                                        1.03              0.94           0.96            0.76
    Net realized and unrealized gain (loss)                      0.18              0.72           0.61           (1.35)
                                                             --------          --------       --------        -------
      Total from investment operations                           1.21              1.66           1.57           (0.59)
                                                             --------          --------       --------        -------
  Less distributions:
    Dividends from net investment income                        (0.98)            (0.95)         (0.95)          (0.77)
    Dividends from net realized gains                              --                --             --           (0.63)
    In excess of net investment income                             --                --             --           (0.05)
    Tax return of capital                                          --                --             --           (0.15)
                                                             --------          --------       --------        -------
      Total distributions                                       (0.98)            (0.95)         (0.95)          (1.60)
                                                             --------          --------       --------        -------
  Change in net asset value                                      0.23              0.71           0.62           (2.19)
                                                             --------          --------       --------        -------
  Net asset value, end of period              $              $  13.50          $  13.27        $ 12.56        $  11.94
                                              ====           ========          ========       ========        =======
  Total return(1)                                                9.22%            13.75%         13.83%          (4.57)%
  Ratios/supplemental data:
  Net assets, end of period (thousands)                      $191,486          $169,664       $168,875        $172,966
  Ratio to average net assets of:
    Operating expenses                                           1.04%(2)          1.07%          1.10%           1.13%
    Net investment income                                        7.28%             7.56%          8.10%           7.05%
  Portfolio turnover                                              295%              255%           201%            123%


              ----------------

   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
   (3) Not annualized.
   (4) Annualized.

---------------------------------------------

               Phoenix Multi-Sector Fixed Income Fund, Inc.



                                                                                 Class B
                                              -----------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                               1998              1997              1996           1995           1994
                                               ----              ----              ----           ----           ----
  Net asset value, beginning of period        $              $  13.25          $  12.54        $ 11.93        $  14.10
  Income from investment operations:
    Net investment income                                        0.92              0.85           0.86            0.68
    Net realized and unrealized gain (loss)                      0.18              0.71           0.61           (1.36)
                                              ----           --------          --------       --------        --------
      Total from investment operations                           1.10              1.56           1.47           (0.68)
                                              ----           --------          --------       --------        --------
  Less distributions:
    Dividends from net investment income                        (0.87)            (0.85)         (0.86)          (0.67)
    Dividends from net realized gains                              --                --             --           (0.63)
    In excess of net investment income                             --                --             --           (0.05)
    Tax return of capital                                          --                --             --           (0.14)
                                              ----           --------          --------       --------        --------
      Total distributions                                       (0.87)            (0.85)         (0.86)          (1.49)
                                              ----           --------          --------       --------        --------
  Change in net asset value                                      0.23              0.71           0.61           (2.17)
                                              ----           --------          --------       --------        --------
  Net asset value, end of period              $              $  13.48          $  13.25       $  12.54        $  11.93
                                              ----           --------          --------       --------        --------
  Total return(1)                                                8.42%            12.84%         12.96%          (5.21)%
                                              ====           ========          ========        =======        ========
  Ratios/supplemental data:
  Net assets, end of period (thousands)                      $154,989          $142,869       $144,020        $156,629
  Ratio to average net assets of:
    Operating expenses                                           1.79%(2)          1.82%          1.85%           1.78%
    Net investment income                                        6.52%             6.80%          7.30%           6.46%
  Portfolio turnover                                              295%              255%           201%            123%


              ----------------

   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
   (3) Not annualized.
   (4) Annualized.

---------------------------------------------

               Phoenix Multi-Sector Fixed Income Fund, Inc.



                                                               Class C
                                              -----------------------------------------
                                               Year Ended           From Inception
                                              October 31,           10/14/97 to
                                                  1998              10/31/97
                                              ----------            --------
  Net asset value, beginning of period        $                     $ 14.22
  Income from investment operations:
    Net investment income                                              0.04
    Net realized and unrealized gain (loss)                           (0.74)
                                                                    --------
      Total from investment operations                                (0.70)
                                                                    --------
  Less distributions:
    Dividends from net investment income                              (0.04)
    Dividends from net realized gains                                    --
    In excess of net investment income                                   --
    Tax return of capital                                                --
                                                                    --------
      Total distributions                                             (0.04)
                                                                    --------
  Change in net asset value                                           (0.74)
                                                                    --------
  Net asset value, end of period              $                     $ 13.48
                                              ==========            ========
  Total return(1)                                                     (5.00)%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)                             $   284
  Ratio to average net assets of:
    Operating expenses                                                 1.62%(4)
    Net investment income                                              4.75%(4)
  Portfolio turnover                                                    295%



              ----------------
   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
   (3) Not annualized.
   (4) Annualized.

---------------------------------------------

               Phoenix Multi-Sector Short Term Bond Fund



                                                                                Class A
                                            --------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                            --------------------------------------------------------------------------------
                                                  1998            1997            1996            1995            1994
                                            -------------      ----------      ----------      ----------      ----------
  Net asset value, beginning of period         $  5.06         $  4.91         $  4.74         $  4.61         $  4.91
  Income from investment operations:
    Net investment income                         0.34(2)         0.34(2)         0.33(2)         0.33(2)         0.29(2)
    Net realized and unrealized gain (loss)      (0.29)           0.14            0.17            0.13           (0.26)
                                               ----------      ----------      ----------      ----------      ----------
      Total from investment operations            0.05            0.48            0.50            0.46            0.03
                                               ----------      ----------      ----------      ----------      ----------
  Less distributions:
    Dividends from net investment income         (0.34)          (0.33)          (0.33)          (0.33)          (0.29)
    Dividends from net realized gains            (0.11)             --              --              --           (0.03)
    Tax return of capital                           --              --              --              --           (0.01)
                                               ----------      ----------      ----------      ----------      ----------
      Total distributions                        (0.45)          (0.33)          (0.33)          (0.33)          (0.33)
                                               ----------      ----------      ----------      ----------      ----------
  Change in net asset value                      (0.40)           0.15            0.17            0.13           (0.30)
                                               ----------      ----------      ----------      ----------      ----------
  Net asset value, end of period               $  4.66         $  5.06         $  4.91         $  4.74         $  4.61
                                               ==========      ==========      ==========      ==========      ==========
  Total return(1)                                 0.85%          10.08%          10.91%          10.27%           0.40%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         33,212         $28,557         $13,702         $ 9,303         $ 9,371
  Ratio to average net assets of:
    Operating expenses                            1.00%           1.00%           1.00%           1.00%           1.00%
    Net investment income                         6.90%           6.54%           6.88%           7.07%           5.99%
  Portfolio turnover                               126%            246%            232%            344%            121%



   ----------------
   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.06, $0.08 and $0.08, respectively.

---------------------------------------------

               Phoenix Multi-Sector Short Term Bond Fund



                                                                               Class B
                                            ------------------------------------------------------------------------------
                                                                        Year Ended October 31,
                                            ------------------------------------------------------------------------------
                                                 1998            1997            1996            1995            1994
                                            ------------     ----------      ----------      ----------      ----------
  Net asset value, beginning of period           5.06        $  4.91         $  4.74         $  4.61         $  4.91
                                            ------------     ----------      ----------      ----------      ----------
  Income from investment operations:
    Net investment income                        0.31(2)        0.31(2)         0.31(2)         0.30(2)         0.27(2)
    Net realized and unrealized gain (loss)     (0.29)          0.15            0.17            0.13           (0.26)
                                            ------------     ----------      ----------      ----------      ----------
      Total from investment operations           0.02           0.46            0.48            0.43            0.01
                                            ------------     ----------      ----------      ----------      ----------
  Less distributions:
    Dividends from net investment income        (0.32)         (0.31)          (0.31)          (0.30)          (0.27)
    Dividends from net realized gains           (0.11)            --              --              --           (0.03)
    Tax return of capital                          --             --              --              --           (0.01)
                                            ------------     ----------      ----------      ----------      ----------
      Total distributions                       (0.43)         (0.31)          (0.31)          (0.30)          (0.31)
                                            ------------     ----------      ----------      ----------      ----------
  Change in net asset value                     (0.41)          0.15            0.17            0.13           (0.30)
                                            ------------     ----------      ----------      ----------      ----------
  Net asset value, end of period              $  4.65        $  5.06         $  4.91         $  4.74         $  4.61
                                            ============     ==========      ==========      ==========      ==========
  Total return(1)                                0.12%          9.51%          10.36%           9.71%          (0.03)%
  Ratios/supplemental data:
  Net assets, end of period (thousands)        12,225        $10,318         $ 5,943         $ 4,659         $ 6,418
  Ratio to average net assets of:
    Operating expenses                           1.50%          1.50%           1.50%           1.50%           1.45%
    Net investment income                        6.44%          6.05%           6.38%           6.59%           5.74%
  Portfolio turnover                              126%           246%            232%            344%            121%



   ----------------
   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.06, $0.08 and $0.08, respectively.

---------------------------------------------

               Phoenix Multi-Sector Short Term Bond Fund



                                                          Class C
                                              -----------------------------------
                                              Year Ended           From Inception
                                              October 31,          10/1/97 to
                                                 1998              10/31/97
                                              --------             --------
  Net asset value, beginning of period         $ 5.06              $5.15
                                              --------             --------
  Income from investment operations:
    Net investment income                        0.34(2)            0.03(2)
    Net realized and unrealized gain (loss)     (0.30)             (0.09)
                                              ----------           --------
      Total from investment operations           0.04              (0.06)
                                              ----------           --------
  Less distributions:
    Dividends from net investment income        (0.33)             (0.03)
    Dividends from net realized gains           (0.11)                --
    Tax return of capital                          --                 --
      Total distributions                       (0.44)             (0.03)
                                              ----------           --------
  Change in net asset value                     (0.40)             (0.09)
                                              ----------           --------
  Net asset value, end of period               $ 4.66              $5.06
                                              ==========           ========
  Total return(1)                                0.59%             (1.30)%(4)
  Ratios/supplemental data:
  Net assets, end of period (thousands)        10,665              $ 575
  Ratio to average net assets of:
    Operating expenses                           1.25%              1.25%(3)
    Net investment income                        6.70%              5.51%(3)
  Portfolio turnover                              126%               246%


   ----------------

   (1) Maximum sales charges are not reflected in the total return calculation.
   (2) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.04, respectively.
   (3) Annualized.
   (4) Not annualized.

               Additional Information
---------------------------------------

     Statement of Additional Information


     Each fund has filed a Statement of Additional Information about the fund,
     dated February   , 1999 with the Securities and Exchange Commission. The
     Statement contains more detailed information about the fund. Each is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statements:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.



     You may also obtain information about the funds from the Securities and Exchange Commission:



       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC or

       o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

     Shareholder Reports


     Each fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. Each fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from November 1 through October 31. You may request a free copy of the fund's Annual and Semiannual Reports:


       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.

                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

Multi-Sector Fixed Income Fund SEC File Nos. 33-31243 & 811-5909
Multi-Sector Short Term Bond Fund SEC File Nos. 33-45758 & 811-6566

                      [recycle logo] Printed on recycled paper using soybean ink

                                  [BACK COVER]

                  Phoenix Multi-Sector Fixed Income Fund, Inc.

                   Phoenix Multi-Sector Short Term Bond Fund

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


                               101 Munson Street
                        Greenfield, Massachusetts 01301




                      Statement of Additional Information
                               February __, 1999



     This Statement of Additional Information is not the Prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Sector Short Term Bond Fund (the "Fund") dated February __, 1999 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                               TABLE OF CONTENTS


                                                                         PAGE
                                                                        -----
THE FUND ..............................................................   2
INVESTMENT OBJECTIVE AND POLICIES .....................................   2
INVESTMENT RESTRICTIONS ...............................................   2
INVESTMENT TECHNIQUES .................................................   3
PERFORMANCE INFORMATION ...............................................   9
PORTFOLIO TRANSACTIONS AND BROKERAGE ..................................  10
SERVICES OF THE ADVISER ...............................................  11
NET ASSET VALUE .......................................................  12
HOW TO BUY SHARES .....................................................  13
INVESTOR ACCOUNT SERVICES .............................................  16
TAX SHELTERED RETIREMENT PLANS ........................................  17
HOW TO REDEEM SHARES ..................................................  17
DIVIDENDS, DISTRIBUTIONS AND TAXES ....................................  18
THE DISTRIBUTOR .......................................................  20
PLANS OF DISTRIBUTION .................................................  21
MANAGEMENT OF THE TRUST ...............................................  23
OTHER INFORMATION .....................................................  30
APPENDIX ..............................................................  32


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device TTY: (800) 243-1926











PDP 694B (2/99)

                                   THE FUND



     Phoenix Multi-Sector Short Term Bond Fund is a diversified open-end, management investment company, consisting currently of one series, with three classes of shares. The Fund was organized as a business trust under Massachusetts law on February 20, 1992. On February 22, 1996, the Trustees approved change in the Fund's name to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve."



                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. There is no assurance that the Fund will achieve its investment objective.


                            INVESTMENT RESTRICTIONS


Fundamental Policies

     The following investment restrictions are fundamental policies that cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used herein means the vote of the lesser of
(i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Fund may not:

  (1) with respect to 75% of the total assets of the Fund (taken at market value at the time of purchase), invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer, in each case other than U.S. Government securities (as defined in the 1940 Act);

  (2) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding U.S. Government securities as defined in the 1940 Act);

  (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (other than real estate limited partnership interests));

  (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws.

  (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

  (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets);

  (7) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees;

  (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

  (9) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information for transactions in options, futures, and options on futures.

Non-Fundamental Policies

     The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund may not:

  (A) invest for the purpose of exercising control or management;

  (B) purchase securities of other investment companies, except that the Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder, or by any State in which shares of the Fund are registered;

  (C) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities". Illiquid securities may include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, certain securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion are not deemed liquid;

  (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

  (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of the Adviser who each own beneficially more than 1/2 of 1% of its securities;

  (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Fund or of the Adviser; or

  (G) borrow any amount in excess of 10% of the Fund's total assets or make additional investments when the Fund's borrowings are in excess of 5% of the Fund's total assets.


     Notwithstanding the provisions of restriction (G), the Fund has no current intention of borrowing money from banks or other financial institutions, other than on a temporary basis for emergency or extraordinary purposes, provided, however, that the provisions of restriction (G) shall not be deemed to apply to reverse repurchase agreements and other investment techniques which may be deemed to constitute borrowings for purposes of the 1940 Act.


     Unless otherwise indicated, all percentage limitations listed above apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.


                             INVESTMENT TECHNIQUES


  The Fund may utilize the following practices or techniques in pursuing its investment objective.


Mortgage-Related Securities

     GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


     The GNMA Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Adjustable Rate Mortgages--Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

     A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

     LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Stripped Mortgage-Related Securities

     The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

Borrowing and Reverse Repurchase Agreements

     The Fund may borrow for temporary administrative or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investment will not be made while unsecured bank borrowing is in excess of 5% of the Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.


     The Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.


     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.


Lending Portfolio Securities

     The Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that (a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing liquid investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.


Hedging

     The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates, respectively. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.


     The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and hedging activities would be expected to offset anticipated losses or a portion thereof. See "Dividends, Distributions and Taxes."


     The Fund will not enter into options or futures transactions for speculative purposes, but only as a hedge against changes in the values of securities in its portfolio, or sectors thereof, or in securities that it intends to acquire resulting from market conditions.

Options on Securities and Indexes

     The Fund may, as specified in the Prospectus, purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid prices.


Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options

     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

     The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


Limitations on Use of Futures and Futures Options

     The Fund will not enter into a futures contract or futures options contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When entering into a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any Funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.


Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts

     Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, quote its "yield" and/or its "total return" in advertisements, sales literature or reports to shareholders or prospective investors. Average annual return and yield are computed separately for Class A, Class B and Class C Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. Calculated pursuant to this formula, for the 30-day period ending October 31, 1998, the Class A Shares yield was 9.28%, the Class B Shares yield was 9.00% and the Class C shares yield was 9.24%.


     Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1 + T)n = ERV

Where: P = hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Performance quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.


     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, and Salomon Brothers Corporate Bond and Government Bond Indices.

     For the one year and five year periods ended October 31, 1998, the average annual total return of the Class A Shares was (1.48)% and 5.92%, respectively, and from inception, July 6, 1992 through October 31, 1998 was 6.08%. For the one year and five year periods ended October 31, 1998 and since inception, July 6, 1992 for the Class B Shares, the average annual total return was (1.24)%, 5.83% and 5.88%, respectively. For the one year period ended October 31, 1998 and since inception October 1, 1997, the Class C Shares average annual total return was 0.59% and (0.66)%, respectively.



     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 2.25% and assumes reinvestment of all income dividends and capital gain distributions during the period.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.


     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of; the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.



     The Fund paid no brokerage commissions for the fiscal years ended October 31, 1996, 1997, and 1998.



                            SERVICES OF THE ADVISER



     Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Fund. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract to PIC. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115, has served as an investment adviser for over sixty years. As of December 31, 1998, PIC managed over $--- billion in assets (including mutual funds and institutional accounts).


     The Adviser is a direct subsidiary of Phoenix Investment Partners, Ltd. whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


     Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.



     The current Management Agreement was approved by the Board of Trustees on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.


     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.

     As compensation for its services the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.55% of the Fund's average daily net assets up to $1 billion; 0.50% of the Fund's average daily net assets from $1 billion to $2 billion; and 0.45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1996, 1997, and 1998 amounted to $86,482, $159,118, and
$270,259, respectively, a portion of which amounts were waived by the Adviser.



     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.


     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Massachusetts business trust.



     The Adviser has agreed to reimburse the Fund's operating expenses other than Management Fees and Rule 12b-1 Fees related to each Class of Shares for the amount, if any, by which such operating expenses for the fiscal year ended October 31, 1999, exceed 0.20% of the average net assets. The Total Fund Operating Expenses for Class A, Class B and Class C Shares would have been 1.55%, 2.05% and 1.80%, respectively, absent such waiver or reimbursement for the fiscal year ended October 31, 1998. The Adviser has not undertaken to extend the reimbursement beyond December 31, 1999.



     The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, the aggregate annual expenses of the Fund, exclusive of payments made pursuant to a Rule 12b-1 distribution plan, taxes, brokerage fees, interest, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for offer or sale. Currently, the most restrictive expense limitations applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the Fund for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation. See the "Fund Expenses" Table in the Fund's current Prospectus for further information.


                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the

Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES


     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


Alternative Purchase Arrangements

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Dividends paid by the Fund, if any, with respect to each Class will be calculated in the same manner at the same time on the same day, except that the higher distribution and services fee relating to Class B and C shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share ("Class C Shares"), or with a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase ("Class A Shares"), or (ii) on a contingent deferred basis ("Class B Shares"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.


Class A Shares

     An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges.



Class B Shares

     An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


     Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to .75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses.

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class

B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


Class C Shares

     Class C Shares are purchased without an initial sales charge and are not subject to any sales charge when shares are redeemed. All purchases, including reinvestments of dividend and capital gain distributions, and redemptions are made at the net asset value per share of the Fund. Class C Shares are subject to an ongoing distribution and services fee at an annual rate of 0.50% of the Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares do not convert to another Class of Shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.


     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within three years of purchase. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A shares.


Class A Shares--Reduced Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Class B Shares--Waiver of Sales Charges

     The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B Shares of the Funds or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Class C Shares are not subject to any sales charge when redeemed.


Automatic Conversion of Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                           INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.


     Exchanges. Class A Shares of the Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to minimum initial investment requirements of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or succeeding business day), without sales charge.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


     Invest-By-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.


     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.


     The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.



     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the same time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.


                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                             HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or fairly value its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


By Check

     You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.



By Telephone

     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning may have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.


     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. If the amount of the redemption is $500 or more, the proceeds will be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. With respect to the telephone redemption of shares purchased by check, such redemption requests will be effected only after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, a shareholder may also redeem by telephone through the "Invest-by-Phone" service.



Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to continue to qualify as a regulated investment company ("RIC") under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on the investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, the Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, if the Fund does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which each regulated investment company does not meet the foregoing distribution requirements.

     The Code provides that any dividends declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by a shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.

     Based on the foregoing, the Fund's policy will be to distribute to its shareholders at least 90% of investment company taxable income and any net realized capital gains for each year, so that the Fund generally will pay no taxes on net investment income and net realized capital gains paid to shareholders. As described above, less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of certain investments held for less than three months. Accordingly, the Fund may be restricted with respect to certain activities, including the following activities, all of which may produce such gains: writing of options on securities which have been held less than three months; writing of options which expire in less than three months; effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions; and transactions involving futures and forward contracts.

     The Fund intends to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

     It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.

     The Fund's investment in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market generally apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held.

     Certain offsetting positions held by the Fund (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund losses realized by the Fund on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

     The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.

     The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable.

     It is expected that the Fund will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Fund distributable to shareholders. If the Fund were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

     Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a certified social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. federal tax liability.

     Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the amount of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. The portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. In addition, foreign shareholders may be subject to federal income tax rules that differ from those described above. Shareholders are advised to consult with their tax advisers or attorneys.

     The Fund is organized as a Massachusetts business trust. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.



                                THE DISTRIBUTOR


     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1996, 1997, and 1998, purchasers of shares of the Fund paid aggregate sales charges of $57,335, $127,340, and $95,205, respectively, of which the principal underwriter received net commissions of $19,570, $19,763, and $21,888, respectively, for its services, the balance being paid to dealers.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below:





                                                 Sales Charge as
                                                 a percentage of
                                     ----------------------------------------
     Amount of Transaction at                                                    Dealer Discount Percentage
          Offering Price              Offering Price     Net Amount Invested         of Offering Price
----------------------------------   ----------------   ---------------------   ---------------------------
   Under $50,000                            2.25%                2.30%                      2.00%
   $50,000 but under $100,000               1.25                 1.27                       1.00
   $100,000 but under $500,000              1.00                 1.01                       1.00
   $500,000 but under $1,000,000            0.75                 0.76                       0.75
   $1,000,000 or more                       None                 None                       None



Dealer Concessions

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; (e) subject to certain exclusions, pay broker/dealers an amount equal to 0.50% of the amount of Class C Shares sold above $250,000 but under $3 million plus 0.25% on the amount in excess of $3 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

Administrative Services

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.



         First $200 million                                             .85%
         $200 million to $400 million                                   .05%
         $400 million to $600 million                                   .03%
         $600 million to $800 million                                   .02%
         $800 million to $1 billion                                     .015%
         Greater than $1 billion                                        .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended October 31, 1998, Equity Planning received $83,489.

                             PLANS OF DISTRIBUTION

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For the fiscal year 1998, the Distributor has voluntarily agreed to waive reimbursement for Class A Shares.


     Pursuant to the Plans, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B shares and up to 0.25% annually of the average daily net assets of the Fund's Class C shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund will pay 0.25% annually of the average daily net assets of the Fund's shares for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to Class C Shares, 0.25% of the average annual net asset value of each class, respectively.


     Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. If a reimbursement appears probable, it will be accounted for as a current expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which the Plans terminate.


     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     For the fiscal year ended October 31, 1998, the Fund paid 12b-1 fees in the amount of $198,418 ($76,534 under the Distribution Plan for Class A shares; $87,785 under the Distribution Plan for Class B shares and $34,099 under the Distribution Plan for Class C shares), of which the Distributor of the Fund received $82,753. The 12b-1 payments were used for (1) compensating dealers, $----- , (2) compensating sales personnel, $----- , (3) advertising, $----- ,
(4) printing and mailing of prospectuses to other than current shareholders, $----- , (5) service costs, $----- and (6) other, $----- .


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.



     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                            MANAGEMENT OF THE TRUST


     The Trustees are responsible for the overall supervision of the operations of the Trust and perform the duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


Trustees and Officers

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.





                            Positions Held                         Principal Occupations
Name, Address and Age        With the Fund                        During the Past 5 Years
------------------------   ----------------   --------------------------------------------------------------
Robert Chesek (64)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present). Vice President, Common Stock, Phoenix
                                              Home Life Mutual Insurance Company (1980-1994). Director/
                                              Trustee, the National Affiliated Investment Companies (until
                                              1993).

E. Virgil Conway (69)      Trustee            Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                            (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                          Company of New York, Inc. (1970-present), Pace University
                                              (1978-present), Atlantic Mutual Insurance Company
                                              (1974-present), HRE Properties (1989-present), Greater New
                                              York Councils, Boy Scouts of America (1985-present), Union
                                              Pacific Corp. (1978-present), Blackrock Freddie Mac
                                              Mortgage Securities Fund (Advisory Director) (1990-present),
                                              Centennial Insurance Company (1974-present), Josiah Macy,
                                              Jr., Foundation (1975-present), The Harlem Youth
                                              Development Foundation (1987-present), Accuhealth
                                              (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present), New York Housing Partnership
                                              Development Corp. (Chairman) (1981-present) and Fund
                                              Directions (Advisory Director) (1993-present). Director/
                                              Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-
                                              Aberdeen Series Fund and Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present). Director, Duff &
                                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                              Utility and Corporate Bond Trust Inc. (1995-present).
                                              Member, Audit Committee of the City of New York
                                              (1981-1996). Advisory Director, Blackrock Fannie Mae
                                              Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                              Chairman (1992-1995), Financial Accounting Standards
                                              Advisory Council. Director/Trustee, the National Affiliated
                                              Investment Companies (until 1993).

                               Positions Held                       Principal Occupations
Name, Address and Age          With the Fund                       During the Past 5 Years
---------------------------   ---------------   -------------------------------------------------------------
Harry Dalzell-Payne (69)      Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York. NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present).
                                                Director, Farragut Mortgage Co., Inc. (1991-1994). Director/
                                                Trustee, the National Affiliated Investment Companies
                                                (1983-1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                Director, The Empire District Electric Company
                                                (1984-present). Director (1989-1997), Chairman of the Board
                                                (1993-1997), President (1989-1993), and Chief Executive
                                                Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (59)         Trustee           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                              Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                               (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                          Phoenix Duff & Phelps Institutional Mutual Funds
64 Ross Road                                    (1996-present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                              Evergreen International Fund, Inc. (1989-present). Trustee,
                                                Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                and Master Reserves Trust. President, Morehouse College
                                                (1987-1994). Chairman and Chief Executive Officer, Keith
                                                Ventures (1992-1994). Director/Trustee, the National
                                                Affiliated Investment Companies (until 1993).

                                Positions Held                         Principal Occupations
Name, Address and Age           With the Fund                         During the Past 5 Years
----------------------------   ---------------   ----------------------------------------------------------------
*Philip R. McLoughlin (52)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
56 Prospect Street             President         Chairman (1995-1997) and Chief Executive Officer
Hartford, CT 06115                               (1995-1997), Phoenix Investment Partners, Ltd. Director
                                                 (1994-present) and Executive Vice President, Investments
                                                 (1988-present), Phoenix Home Life Mutual Insurance
                                                 Company. Director/Trustee and President, Phoenix Funds
                                                 (1989-present). Trustee and President, Phoenix-Aberdeen
                                                 Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                 Funds (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director
                                                 (1983-present) and Chairman (1995-present), Phoenix
                                                 Investment Counsel, Inc. Director (1984-present) and
                                                 President (1990-present), Phoenix Equity Planning
                                                 Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                 (1987-present), Phoenix Realty Investors, Inc.
                                                 (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                 Vice President, Phoenix Life and Annuity Company
                                                 (1996-present). Director and Executive Vice President, PHL
                                                 Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present).
                                                 Director and President, Phoenix Securities Group, Inc.
                                                 (1993-1995). Director (1992-present) and President
                                                 (1992-1994), W.S. Griffith & Co., Inc. Director PHC
                                                 Associates, Inc. (1995-present). Director/Trustee, the National
                                                 Affiliated Investment Companies (until 1993).

Everett L. Morris (70)         Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff
Colts Neck, NJ 07722                             & Phelps Mutual Funds (1994-present). Trustee, Phoenix-
                                                 Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present). Director, Public Service Enterprise Group,
                                                 Incorporated (1986-1993). President and Chief Operating
                                                 Officer, Enterprise Diversified Holdings, Incorporated
                                                 (1989-1993).

                                       Positions Held                        Principal Occupations
Name, Address and Age                  With the Fund                        During the Past 5 Years
-----------------------------------   ---------------   --------------------------------------------------------------
*James M. Oates (52)                  Trustee           Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                                       Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                        Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                                Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                         Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                               Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                        Govett Funds (1991-present), Blue Cross and Blue Shield of
                                                        New Hampshire (1994-present), Investors Financial Service
                                                        Corporation (1995-present), Investors Bank & Trust
                                                        Corporation (1995-present), Plymouth Rubber Co.
                                                        (1995-present), Stifel Financial (1996-present) and Command
                                                        Systems, Inc. (1998-present), Vice Chairman, Massachusetts
                                                        Housing Partnership (1992-present). Member, Chief
                                                        Executives Organization (1996-present). Director
                                                        (1984-1994), President (1984-1994) and Chief Executive
                                                        Officer (1986-1994), Neworld Bank. Director/Trustee, the
                                                        National Affiliated Investment Companies (until 1993).

*Calvin J. Pedersen (56)              Trustee           Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps Corporation                       Executive Vice President (1992-1993), Phoenix Investment
55 East Monroe Street                                   Partners, Ltd. Director/Trustee, Phoenix Funds
Suite 3600                                              (1995-present). Trustee, Phoenix-Aberdeen Series Fund and
Chicago, IL 60603                                       Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). President and Chief Executive Officer, Duff &
                                                        Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                        Phelps Utilities Income Inc. (1994-present) and Duff &
                                                        Phelps Utility and Corporate Bond Trust Inc. (1995 present).

Herbert Roth, Jr. (70)                Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                            Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                      Edison Company (1978-present), Landauer, Inc. (medical
                                                        services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                        (diversified manufacturer) (1985-present). Member, Directors
                                                        Advisory Council, Phoenix Home Life Mutual Insurance
                                                        Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual and
                                                        Insurance Company (1972-1998). Director/Trustee, the
                                                        National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)              Trustee           Managing Director, Mullin Associates (1993-present).
102 Valley Road                                         Director/Trustee, Phoenix Funds, (1993-present). Trustee,
New Canaan, CT 06840                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                        Institutional Mutual Funds (1996-present). Vice President and
                                                        General Manager, Coats & Clark, Inc. (previously Tootal
                                                        American, Inc.) (1991-1993). Director/Trustee, the National
                                                        Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)           Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                     Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                        (1995-present), HPSC Inc. (1995-present), Compuware
                                                        (1996-present) and Burroughs Wellcome Fund
                                                        (1966-present). Visiting Professor, University of Virginia
                                                        (1997-present). Director, Duty Free International (1997).
                                                        Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                        of the State of Connecticut (1991-1995).

                            Positions Held                       Principal Occupations
Name, Address and Age       With the Fund                       During the Past 5 Years
------------------------   ---------------   -------------------------------------------------------------
Michael E. Haylon (40)     Executive         Director and Executive Vice President-Investments, Phoenix
                           Vice              Investment Partners, Ltd. (1995-present). Senior Vice
                           President         President, Securities Investments, Phoenix Home Life Mutual
                                             Insurance Company (1993-1995). Director (1994-present),
                                             President (1996-present), and Executive Vice President
                                             (1994-1996), National Securities & Research Corporation.
                                             Executive Vice President, Phoenix Funds (1995-present)
                                             Phoenix-Aberdeen Series Fund (1996-present). Executive
                                             Vice President (1997-present), Vice President (1996-1997),
                                             Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                             (1994-present), President (1995-present) and Executive Vice
                                             President (1994-1995), Phoenix Investment Counsel, Inc.
                                             Director (1994-present), President (1996-present) and
                                             Executive Vice President (1994-1996), National Securities &
                                             Research Corporation. Director, Phoenix Equity Planning
                                             Corporation (1995-present). Various other positions with
                                             Phoenix Home Life Mutual Insurance Company (1990-1993).

James D. Wehr (41)         Senior Vice       Managing Director, Fixed Income, (1996-present), Vice
                           President         President (1991-1996), Phoenix Investment Counsel, Inc.
                                             Managing Director, Fixed Income, (1996-present), Vice
                                             President (1993-1996), National Securities & Research
                                             Corporation. Senior Vice President (1997-present), Vice
                                             President (1988-1997), Phoenix Multi-Portfolio Fund; Senior
                                             Vice President (1997-present), Vice President (1990-1997),
                                             Phoenix Series Fund; Senior Vice President (1997-present),
                                             Vice President (1991-1997), The Phoenix Edge Series Fund;
                                             Senior Vice President (1997-present), Vice President (1993-
                                             1997), Phoenix California Tax Exempt Bonds, Inc.; Senior
                                             Vice President (1997-present), Vice President (1996-1997),
                                             Phoenix Duff & Phelps Institutional Mutual Funds; and Senior
                                             Vice President, Phoenix Multi-Sector Short Term Bond Fund,
                                             Phoenix Multi-Sector Fixed Income Fund, Phoenix Income
                                             and Growth Fund and Phoenix Strategic Allocation Fund, Inc.
                                             (1997-present). Senior Vice President and Chief Investment
                                             Officer, Duff & Phelps Utilities Tax Free Income Inc.
                                             (1997-present). Managing Director, Public Fixed Income,
                                             Phoenix Home Life Insurance Company (1991-1995). Various
                                             positions with Phoenix Home Life Insurance Company
                                             (1981-1991).

David L. Albrycht (37)     Vice              Managing Director, Fixed Income (1996-present), Vice
                           President         President (1995-1996), Phoenix Investment Counsel, Inc.
                                             Managing Director, Fixed Income (1996-present), Investment
                                             Officer (1994-1996), National Securities & Research
                                             Corporation. Vice President, Phoenix Multi-Portfolio Fund
                                             (1993-present), Phoenix Multi-Sector Short Term Bond Fund
                                             (1993-present), Phoenix Multi-Sector Fixed Income Fund, Inc.
                                             (1994-present). Portfolio Manager, Phoenix Home Life Mutual
                                             Insurance Company (1989-1995).

                               Positions Held                          Principal Occupations
Name, Address and Age          With the Fund                          During the Past 5 Years
---------------------------   ---------------   ------------------------------------------------------------------
William E. Keen, III (35)     Vice              Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.       President         Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                   Corporation. Vice President, Phoenix Funds, Phoenix-
Enfield, CT 06083-2200                          Aberdeen Series Fund, and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Assistant Vice
                                                President, USAffinity Investments LP, (1994-1995). Treasurer
                                                and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                Administration, SEI Corporation (1991-1994).

William R. Moyer (54)         Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.       President         Investment Partners, Ltd. (1995-present). Director
P.O. Box 2200                                   (1998-present), Senior Vice President (1990-present), Chief
Enfield, CT 06083-2200                          Financial Officer (1996-present), Finance (until 1996) and
                                                Treasurer (1994-1996 and 1998-present), Phoenix Equity
                                                Planning Corporation. Director (1998-present), Senior Vice
                                                President (1990-present), Chief Financial Officer (1996-present),
                                                Finance (until 1996) and Treasurer (1994-present), Phoenix
                                                Investment Counsel, Inc. Director (1998-present), Senior Vice
                                                President (1994-present), Chief Financial Officer (1996-present),
                                                Finance (until 1996) and Treasurer (1994-present), National
                                                Securities & Research Corporation. Vice President, Phoenix
                                                Funds (1990-present), Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                Fund (1996-present). Senior Vice President and Chief Financial
                                                Officer, Phoenix Duff & Phelps Investment Management Co.
                                                (1996-present). Vice President, Investment Products Finance,
                                                Phoenix Home Life Mutual Insurance Company (1990-1995).
                                                Senior Vice President and Chief Financial Officer (1993-1995)
                                                and Treasurer (1994-1995), W.S. Griffith & Co., Inc. and
                                                Townsend Financial Advisors, Inc. Senior Vice President,
                                                Finance, Phoenix Securities Group, Inc. (1993-1995). Vice
                                                President, the National Affiliated Companies (until 1993).

Leonard J. Saltiel (44)       Vice              Managing Director, Operations and Service (1996-present),
                              President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                                Corporation. Vice President, Phoenix Funds (1994-present),
                                                Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present), and National
                                                Securities & Research Corporation (1994-1996). Vice
                                                President, Investment Operations, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with
                                                Home Life Insurance Company and Phoenix Home Life
                                                Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)         Treasurer         Treasurer (1996-present), Vice President, Fund Accounting
                                                (1994-1996), Phoenix Equity Planning Corporation. Treasurer,
                                                Phoenix Funds (1994-present), Phoenix-Aberdeen Series
                                                Fund (1996-present) and Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1996-present). Second Vice President and
                                                Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with
                                                Phoenix Home Life Insurance Company (1987-1994).

                           Positions Held                         Principal Occupations
Name, Address and Age      With the Fund                         During the Past 5 Years
-----------------------   ---------------   ----------------------------------------------------------------
G. Jeffrey Bohne (51)     Secretary         Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                           Insurance Co. (1993-present). Vice President, Mutual Fund
Greenfield, MA 01301                        Customer Service (1996-present), Vice President, Transfer Agent
                                            Operations (1993-1996), Phoenix Equity Planning Corporation.
                                            Secretary/Clerk, Phoenix Funds (1993-present), Phoenix-
                                            Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                            Mutual Funds (1996-present). Vice President, Home Life of New
                                            York Insurance Company (1984-1992).



---------------
 *Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

     For services rendered to the Fund for the fiscal year ended October 31, 1998, the Trustees received aggregate remuneration of $17,385. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

     For the Fund's last fiscal year ending October 31, 1998, the Trustees received the following compensation:



                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                  $1,440                                                        $59,750
E. Virgil Conway+              $1,887                                                        $78,000
Harry Dalzell-Payne+           $1,678                                                        $69,500
Francis E. Jeffries            $1,441                                                        $60,000
Leroy Keith, Jr.               $1,498                None                  None              $62,250
Philip R. McLoughlin+          $    0              for any               for any                   0
Everett L. Morris+             $1,621              Trustee               Trustee             $68,000
James M. Oates+                $1,621                                                        $67,250
Calvin J. Pedersen             $    0                                                              0
Herbert Roth, Jr.+             $1,945                                                        $79,500
Richard E. Segerson            $1,707                                                        $70,750
Lowell P. Weicker, Jr.         $1,707                                                        $70,000


-----------

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At October 31, 1998 the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $----- , $----- and $----- , respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On February   , 1999, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders

     The following table sets forth information as of February   , 1999 with
respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.

               Name of Shareholder                   Class     Number of Shares     Percent of Class
-------------------------------------------------   -------   ------------------   ------------------
Advest Inc.
 ATTN: Mutual Fund Operations
 90 State House Sq.
 Hartford, CT 06103-3702

Prudential Securities Inc.
 FBO Virtual World Entertainment Group
 676 N. Saint Clair St. Ste. 1000
 Chicago, IL 60611-2927

Trustees of Phoenix Savings and Investment Plan
 100 Bright Meadow Blvd.
 P.O. Box 1900
 Enfield, CT 06083-1900

MLPF&S for the sole benefit of its customers
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl.
 Jacksonville, FL 32246-6484

Mary Ann Krausz
 7739 Lycoming Ave.
 Melrose Park, PA 19027

John S. Swift Jr.
 P.O. Box 1725
 Bodega Bay, CA 94923

Wheat First Securities, Inc.
 Georgian Court College Plant Fund
 900 Lakewood Ave.
 Lakewood, NJ 08701


                               OTHER INFORMATION



Capital Stock

     The Declaration of Trust, as amended, provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, having three classes of shares.


     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. The Trustees will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Fund's Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the name "Phoenix Multi-Sector Short Term Bond Fund" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their personal property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.



Custodian and Transfer Agent

     State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, serves as the Fund's custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent. As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Reports to Shareholders

     The fiscal year of the Fund ends on October 31. The Fund will send financial statements to the shareholders at least semiannually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.


Financial Statements

     The financial statements for the Fund's fiscal year ended October 31, 1998 appearing in the Fund's Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX


                      Description of Certain Bond Ratings

Moody's Investor's Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.


Standard & Poor's Corporation

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.



Duff & Phelps Credit Rating Co.

     Duff & Phelps Credit Rating Co. ("D&P") is an unaffiliated Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

Rating Scale:

     D&P offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.


                     Long-Term Ratings
------------------------------------------------------------
AAA                 Highest Quality
AA+, AA, AA-        High Quality
A+, A, A-           Good Quality
BBB+, BBB, BBB-     Satisfactory Quality (investment grade)
BB+, BB, BB-        Non-Investment Grade
B+, B, B-           Non-Investment Grade
CCC                 Speculative


                       Short-Term Ratings
---------------------------------------------------------------
Duff 1+
Duff 1 X            A-1/P-1
Duff 1-
Duff 2              A-2/P-2
Duff 3              A-3/P-3
Duff 4              Non-Investment Grade
Duff 5              Defaulted

Fitch Investor Services, Inc.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

     Credit Trend: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

      Improving
      Stable
      Declining
      Uncertain

     Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch's short-term ratings are as follows:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


                           PART C--OTHER INFORMATION


Item 23. Exhibits



a.1.    Declaration of Trust as amended of the Registrant, filed via EDGAR as
        Exhibit 1 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

a.2. Amendment to Declaration of Trust changing name of Trust, filed with Post-Effective Amendment No. 4 on February 27, 1995 and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

a.3.    Amendment to Declaration of Trust changing name of Trust, filed via
        EDGAR as Exhibit 1.2 with Post- effective Amendment No. 5 on February
        28, 1996, and incorporated by reference.

a.4.    Amendment to Declaration of Trust establishing Class C Shares, filed via
        EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 9 on February 25,
        1998.

b. By-laws of the Registrant, filed via EDGAR as Exhibit 2 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

c. Reference is made to Article V of the Registrant's Declaration of Trust, as amended, and filed with the Registration Statement referred to in Exhibit a.1

d.1.    Management Agreement between Registrant and National Securities &
        Research Corporation dated May 14, 1993, filed with Post-Effective
        Amendment No. 2 on December 30, 1993 and filed via EDGAR as Exhibit 5 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

d.2.    Amendment to Management Agreement dated January 1, 1994, filed with
        Post-Effective Amendment No. 4 on February 27, 1995 and filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

e.1.    Underwriting Agreement between Registrant and Phoenix Equity Planning
        Corporation ("Equity Planning") dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 9 on February 25, 1998.

e.2. Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post Effective Amendment
        No. 9 on February 25, 1998 and incorporated herein by reference.

e.3.    Form of Supplement to Phoenix Family of Funds Sales Agreement filed via
        EDGAR as Exhibit 6.3 with Post Effective Amendment No. 9 on February 25,
        1998 and incorporated herein by reference.

e.4.    Form of Financial Institution Sales Contract for the Phoenix Family of
        Funds filed via EDGAR as Exhibit 6.4 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

f.      None.

g.1.    Custodian Contract between Registrant and State Street Bank and Trust
        Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post
        Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

h.1.    Transfer Agency and Service Agreement between Registrant and Phoenix
        Equity Planning Corporation dated June 1, 1994, filed with
        Post-Effective Amendment No. 4 on February 27, 1995 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

h.2. Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed via EDGAR as Exhibit 9.2 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

h.3.    Amended and Restated Financial Agent Agreement between Registrant and
        Phoenix Equity Planning Corporation dated November 19, 1997, filed via
        EDGAR as Exhibit 9.3 with Post Effective Amendment No. 9 on February 25,
        1998 and incorporated herein by reference.

h.4. First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998. [To be filed by amendment.]

h.5. Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July
        31, 1998. [To be filed by amendment.]

i.      Opinion as to legality of the shares, filed with Pre-Effective Amendment
        No. 3 on July 6, 1992, filed via EDGAR as Exhibit 10 with Post-Effective
        Amendment No. 6 on February 25, 1997, and incorporated by reference.

j.      Consent of Independent Accountants. [To be filed by amendment.]

k.      Not applicable.

l.      None.

m.1. Amended and Restated Distribution Plan for Class A Shares, filed herewith via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 9 on February 25, 1998, and incorporated by reference.

m.2. Amended and Restated Distribution Plan for Class B Shares, filed herewith via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 9 on February 25, 1998, and incorporated by reference.

m.3. Amended and Restated Distribution Plan for Class C Shares, filed herewith via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 9 on February 25, 1998.

n. Financial Data Schedules, reflected on EDGAR as Exhibit 27. [To be filed by amendment.]

o.1.    Amended and Restated Rule 18f-3 Dual Distribution Plan effective
        November 1, 1997, filed via EDGAR as Exhibit 18.1 with Post-Effective
        Amendment No. 9 on February 25, 1998.

o.2. First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 effective August 26, 1998. [To be filed by amendment.]

p.1.*   Powers of attorney, filed via EDGAR herewith.



     *Filed herewith.

Item 24. Persons Controlled by or Under Common Control With the Fund

     No person is controlled by, or under common control with, the Fund.

Item 25. Indemnification

     Registrant's indemnification provision is set forth in Pre-Effective Amendment No. 3 filed with the Securities and Exchange Commission on July 6, 1992, and is incorporated herein by reference.


Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc. the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 27. Principal Underwriter

     (a) Equity Planning also serves as the principal underwriter for the following other registrants: Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and Executive Officers of Phoenix Equity Planning Corporation are as follows:

Name and                              Position and Offices               Position and Offices
Principal Address                       with Distributor                   with Registrant
-------------------------   ---------------------------------------   -------------------------
Michael E. Haylon           Director                                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President                    Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice President and       Vice President
100 Bright Meadow Blvd.     Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry              Executive Vice President,                 Executive Vice President
100 Bright Meadow Blvd.     Retail Distributions
P.O. Box 2200
Enfield, CT 06083-2200

Leonard J. Saltiel          Managing Director,                        Vice President
56 Prospect Street          Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne            Vice President,                           Secretary
101 Munson Street           Mutual Fund
Greenfield, MA 01301        Customer Service

Nancy G. Curtiss            Vice President and Treasurer,             Treasurer
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel and Secretary     Assistant Secretary
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III        Assistant Vice President,                 Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Jacqueline M. Porter        Assistant Vice President,                 Assistant Treasurer
56 Prospect Street          Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480



     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900; at the Registrant's investment adviser, National Securities & Research Corporation, One American Row, Hartford, CT 06102-5056; at the offices of the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301 and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1900.


Item 29. Management Services

     Not applicable.


Item 30. Undertakings

     Not applicable

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of December, 1998.



                                      PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                  President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on the 30th day of December, 1998.




           Signature                             Title
           ---------                             ------

----------------------------      Trustee
      Robert Chesek*

----------------------------      Trustee
    E. Virgil Conway*


    /s/ Nancy G. Curtiss          Treasurer (Principal Financial and
----------------------------      Accounting Officer)
     Nancy G. Curtiss

----------------------------      Trustee
    Harry Dalzell-Payne*


----------------------------      Trustee
   Francis E. Jeffries*

----------------------------      Trustee
     Leroy Keith, Jr.*

  /s/ Philip R. McLoughlin        President and Trustee (Principal
----------------------------      Executive Officer)
    Philip R. McLoughlin


----------------------------      Trustee
    Everett L. Morris*


----------------------------      Trustee
     James M. Oates*


----------------------------      Trustee
    Calvin J. Pedersen*


----------------------------      Trustee
    Herbert Roth, Jr.*


----------------------------      Trustee
    Richard E. Segerson*


----------------------------      Trustee
   Lowell P. Weicker, Jr.*


By: /s/ Philip R. McLoughlin
  -------------------------
    Philip R. McLoughlin



     *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney filed herewith.


                                      S-1